                                                                    Exhibit 99.1
(Multicurrency--Cross Border)

                                    SCHEDULE
                                     to the
                                Master Agreement

                          dated as of December 20, 2001

                                     between

          Credit Suisse First Boston International,   and     Capital One Auto Finance Trust 2001-B,
            organized under the laws of England               organized under the laws of the State of
                                                                            Delaware
                      ("Counterparty")                                   ("Capital One")

Part 1.  Termination Provisions.

(a) "Specified Entity" means in relation to Counterparty for the purpose of:--

         Section 5(a)(v) (Default Under Specified Transaction) ......... Not applicable.
         Section 5(a)(vi) (Cross Default) .............................. None.
         Section 5(a)(vii) (Bankruptcy) ................................ None.
         Section 5(b)(iv) (Credit Event Upon Merger) ................... None.

              and in relation to Capital One for the purpose of:--

         Section 5(a)(v) (Default Under Specified Transaction) ......... Not applicable.
         Section 5(a)(vi) (Cross Default) .............................. None.
         Section 5(a)(vii) (Bankruptcy) ................................ None.
         Section 5(b)(iv) (Credit Event Upon Merger) ................... None.

(b) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

         The "Breach of Agreement" provisions of Section 5(a)(ii), the "Credit Support Default" provisions of Section 5(a)(iii) (other than an Event of Default under Section 9.01(b)(i) or (ii) of the Indenture (as defined below) or an Event of Insolvency under Section 9.01(b)(iv) or
         (v) of the Indenture), the "Misrepresentation" provisions of Section 5(a)(iv), and the "Default Under Specified Transactions" provisions of
         Section 5(a)(v) will not apply to Capital One or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) will not apply to Counterparty and will not apply to Capital One.

         The "Tax Event Upon Merger" provisions of Section 5(b)(iii) will not apply to Counterparty and will not apply to Capital One.

(d) Credit Event Upon Merger. The "Credit Event Upon Merger" provision (Section 5(b)(iv)) will not apply to Counterparty and will not apply to Capital One.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Counterparty or Capital One.

(f)      Payments on Early Termination.  For the purpose of Section 6(e) of this
         Agreement:

         (i)      Market Quotation will apply.

         (ii)     The Second Method will apply.

(g)      "Termination Currency" means United States Dollars.

(h) Additional Termination Event will apply. Each of the following shall constitute an Additional Termination Event in connection with any Transactions to which the Interest Rate Swap Insurance Policy issued on December 20, 2001 (the "Swap Policy") by MBIA Insurance Corporation ("MBIA"), insuring the obligations of Capital One as principal, for the benefit of Counterparty as beneficiary, relates ("Insured Transactions"):

                  (A) MBIA fails to meet its payment obligations under the Swap Policy and such failure is continuing with respect to MBIA under the Swap Policy; or

                  (B) MBIA fails at any time during the term of this Agreement to have (a) a claim paying ability rating of at least A- or higher from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") or (b) a financial strength rating of at least A3 or higher from Moody's Investors Service, Inc. ("Moody's"); provided, however, that additionally:

                           (X)   an Event of Default has occurred or is
                                 continuing with respect to Capital One as the Defaulting Party; or

                           (Y)   a Termination Event has occurred or is
                                 continuing with respect to Capital One.

                           For the purpose of the foregoing Termination Event, the "Affected Party" shall be Capital One.

                  (C) MBIA is dissolved or becomes insolvent (other than pursuant to Section 5(a)(vii)).

                           For the purpose of the foregoing Termination Event, the "Affected Party" shall be Capital One.

                  (D) The long-term senior unsecured debt rating of Counterparty from

                           (a) S&P is withdrawn or suspended, or falls to or below "A+"; or

                           (b) Moody's is withdrawn, or suspended, or falls to or below "A1"; and

                           Counterparty has not, within 30 days, executed a collateral agreement with Capital One, MBIA and a third-party collateral agent providing for the collateralization of Counterparty's obligations under the Agreement as measured by the estimated Settlement Amount, such amount to be established by Counterparty monthly and on demand, collateral to be marked-to-market weekly; provided that the collateral, collateral levels, collateral agent and terms of such collateral agreement must all be reasonably satisfactory to MBIA (a "Collateral Agreement") and shall in event exceed the S&P Criteria (as defined below).

                           For the purpose of the foregoing Termination Event, the "Affected Party" shall be Counterparty.

                  (E) Counterparty's long-term senior unsecured debt rating from (a) S&P is withdrawn or suspended, or falls to or below "BBB+"; or (b) from Moody's is withdrawn or suspended, or falls to or below "Baa1."

                           For the purpose of the foregoing Termination Event, the "Affected Party" shall be Counterparty.

(i) Substitution Event. If Counterparty's S&P short term rating drops below `A-1,' then Counterparty shall endeavor to find a replacement counterparty (acceptable to MBIA) promptly. Counterparty shall continue to perform its obligation until a suitable substitute acceptable to MBIA is in place. The cost to find a substitute should be borne by Counterparty. If, after 30 days, it still has not found a substitute, and until a replacement is in place, Counterparty shall post the greatest of:

                           (x)  the mark-to-market value of the swap,

                           (y)  the amount of the next payment that is due, or

                           (z)  one percent of the outstanding notional
                                principal

                           (the "S&P Criteria").

(j)       MBIA Provisions.  The following provisions shall apply to Insured
          Transactions:

      (i) Designation of Early Termination Date. Notwithstanding anything to the contrary in Section 6 of this Agreement, if any:

                  (A) Event of Default in respect of any Insured Transaction under this Agreement occurs, or

                  (B) Termination Event in respect of any Insured Transaction under this Agreement occurs (other than the Additional Termination Event described at Part 1(h)(A), (B), or (C) above),

                  then, in either case, neither Counterparty nor Capital One shall designate an Early Termination Date in respect of any such Insured Transaction unless:

                  (Y) MBIA has failed to pay any payment due to Counterparty under the terms and conditions of the Swap Policy; or

                  (Z) MBIA has otherwise consented in writing to such designation.

       (ii) Isolation of Insured Transactions in designating an Early Termination Date. Notwithstanding Section 6 of this Agreement, any designation of an Early Termination Date in respect of the Insured Transactions by MBIA or by Counterparty with the consent of MBIA pursuant to paragraph (i) above shall apply only to the Insured Transactions and not to any other Transaction under this Agreement, unless Counterparty shall designate an Early Termination Date in respect of such other Transaction. Nothing contained in this paragraph (ii) shall affect the rights of Counterparty under this Agreement to designate an Early Termination Date in respect of any Transaction other than the Insured Transactions, which designation shall not apply to the Insured Transactions unless expressly provided in such designation and unless MBIA shall have designated, or consented to the designation by Counterparty of, an Early Termination Date in respect of the Insured Transactions in accordance with paragraph (i) above.

       (iii) MBIA-directed termination. If any Event of Default under this Agreement occurs with respect to Capital One as the Defaulting Party, then MBIA (so long as it has not failed to pay any payment due to Counterparty under the terms and conditions of the Swap Policy) shall have the right (but not the obligation) upon notice to Counterparty to designate an Early Termination Date with respect to Capital One with the same effect as if such designation were made by Counterparty. For purposes of the foregoing sentence, an Event of Default with respect to Capital One shall be considered to be continuing, notwithstanding any payment by MBIA under the Swap Policy. The parties acknowledge that, except as the Swap Policy may be otherwise endorsed, unless MBIA designates an Early Termination Date (as opposed to merely consenting to such designation by one of the parties) payments due from Capital One because an Early Termination Date has been designated will not be insured.

         (iv) Replacement. Counterparty agrees that if Capital One, Counterparty, or MBIA exercises its right to designate an Early Termination Date pursuant to this Part 1(i), then Counterparty may, or upon the request of MBIA or Capital One with the consent of MBIA, Counterparty shall, in each case within 30 days of such downgrade, procure a replacement Transaction at its own expense (and at no expense to Capital
                  One) with a swap counterparty acceptable to MBIA on the same terms as this Agreement mutatis mutandis, or else with such amendments to the terms of this Agreement as have been approved by MBIA and will not cause the S&P or Moody's rating on the Notes then outstanding to be withdrawn, reduced, or suspended.

(k)      Bankruptcy.  Subsection (2) of Section 5(a)(vii) will not apply to
         Capital One.

Part 2.  Tax Representations.

(a) Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, each of Counterparty and Capital One will make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to
         Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in
         Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      Counterparty Payee Tax Representations.  For the purpose of Section 3
         (f) of this Agreement, Counterparty makes the representation(s) specified below:

         (i) Each payment received or to be received by Counterparty in connection with this Agreement that is not eligible for the benefits of the Specified Treaty will be effectively connected with its conduct of a trade or business in the Specified Jurisdiction.

                  Specified Treaty means the Convention Between the United States of America and the Government of the United Kingdom of Great Britain and Northern Ireland for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes on Income and Capital Gain.

                  "Specified Jurisdiction" means the United States of America.

          (ii) It is either (a) a `U.S. person' or (b) a `non-U.S. branch of a foreign person' as those terms are used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations (as contained in Treasury Decision 8734 (October 6, 1997)).

          (iii) It is a `foreign person' as that term is used in section 1.6041-4(a)(4) of the United States Treasury Regulations (as contained in Treasury Decision 8734 (October 6, 1997)).

(c) Capital One Payee Tax Representations. For the purpose of Section 3(f) of this Agreement, Capital One makes the representation(s) specified below:

          (i) It is a common law trust organized and existing under the laws of the State of Delaware.

Part 3.   Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:-

(a)      Tax forms, documents or certificates to be delivered are:-

         Counterparty agrees to complete, accurately and in a manner reasonably satisfactory to Capital One, execute and deliver to Capital One a completed United States Internal Revenue Service Form W-8ECI, or any successor form, (i) upon execution of this Agreement; (ii) promptly upon reasonable demand by Capital One; (iii) within sixty days prior to the expiration of any previously submitted Form W-8ECI; and (iv) promptly upon learning that any Form W-8ECI (or any successor thereto) previously provided by Counterparty has become incorrect.

(b)      Other documents to be delivered are:-

                                                                                    Covered by
      Party required to          Form/Document/              Date by which to      Section 3(d)
      deliver document            Certificate                 be delivered        Representation
-------------------------  --------------------------   -----------------------------------------
 Counterparty              Annual report of such          Upon request.             Yes
                           party thereof containing
                           audited, consolidated
                           financial statements
                           certified by independent
                           certified public
                           accountants and prepared
                           in accordance with
                           generally accepted
                           accounting principles in
                           the country in which such
                           party is organized.

Capital One                Monthly Servicer's Report      Each month.               Yes

Capital One                Monthly Securityholders'       Each month.               Yes
                           Report

Counterparty and   Certified copies of all     Upon execution and            Yes
Capital One        corporate authorizations    delivery of this
                   and any other documents     Agreement.
                   with respect to the
                   execution, delivery and
                   performance of this
                   Agreement and any Credit
                   Support Document.

Counterparty and   Certificate of authority    Upon execution and            Yes
Capital One        and specimen of signatures  delivery of this Agreement
                   of individuals executing    and thereafter upon
                   the Agreement and any       request of the other
                   Credit Support Document     counterparty.
                   and Confirmations.

Counterparty       An opinion of counsel in    Upon execution and            No
                   form and substance          delivery of this Agreement
                   satisfactory to the other   and thereafter upon
                   party with regard to this   request of the other
                   Agreement.                  counterparty.

Capital One        An opinion of counsel in    Upon execution and            No
                   form and substance          delivery of this Agreement
                   satisfactory to the other   and thereafter upon
                   party with regard to this   request of the other
                   Agreement and the Swap      counterparty.
                   Policy.

Part 4.  Miscellaneous.

(a) Addresses for Notices. For the purpose of Section 12(a) of this Agreement-

         Address for notices or communications to Counterparty (other than by facsimile):-

         Office:    London
         Address:   One Cabot Square
                    London E14 4QJ
                    England
         Attention: (1)  Co-Heads of Global Trading;
                    (2)  Managing Director - Operations Department;
                    (3)  Managing Director - Legal Department
         Telex:     264521
         (For all purposes.)
         Answerback:  CSFBIG
         For the purpose of facsimile notices or communications under this Agreement (other than a notice or communication under Section 5 or 6):-

         Facsimile No.:  0207 888 2686
         Attention:  Managing Director - Legal Department

         Telephone number for oral confirmation of receipt of facsimile in legible form: 0207 888 2028. Designated responsible employee for the purposes of Section 12(a)(iii): Senior Legal Secretary.

         Address for notices or communications to Capital One:-

         Wilmington Trust Company, as Owner Trustee of Capital One Auto Finance Trust 2001-B
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware  19890-0001

         Attention:  Jean Oller

(b)      Process Agent.  For the purpose of Section 13(c) of this Agreement:-

         Counterparty appoints as its Process Agent: Credit Suisse First Boston
                                                     Corporation
                                                     Eleven Madison Avenue
                                                     New York, New York 10010
                                                     (Attention:  General
                                                     Counsel, Legal and
                                                     Compliance
                                                     Department)

         Capital One appoints as its Process Agent:  Not Applicable.

(c)      Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)      Multibranch Party. For the purpose of Section 10(c) of this Agreement:-

         Counterparty is not a Multibranch Party.

         Capital One is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Counterparty, unless otherwise specified in a Confirmation in relation to the relevant Transaction; provided that, if an Event of Default with respect to Counterparty is continuing, the Calculation Agent shall be Capital One.

(f)      Credit Support Document.  Details of any Credit Support Document:-

         With respect to Counterparty, the Collateral Agreement (as defined herein), if any; and with respect to Capital One, the Indenture dated as of December 20, 2001 between Wilmington Trust Company, not on an individual basis but solely as Owner Trustee of Capital One Auto Finance Trust 2001-B, and JP Morgan Chase Bank, as Indenture Trustee (the "Indenture").

(g) Credit Support Provider. Credit Support Provider means, in relation to Counterparty, none and, in relation to Capital One, none.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine) and each party hereby submits to the jurisdiction of the courts of the State of New York.

(i) Netting of Payments. No netting. Notwithstanding Section 2(c) of this Agreement, in no event shall either Party A or Party B be entitled to net its payment obligations in respect of the Insured Transactions against the payment obligations of the other party in respect of other Transactions under this Agreement if such Transactions are not Insured Transactions, nor may either Party A or Party B net the payment obligations of the other party under Transactions that are not Insured Transactions against the payment obligations of such party under Insured Transactions, it being the intention of the parties that their payment obligations under Insured Transactions be treated separate and apart from all other Transactions. Section 6(e) of this Agreement shall apply to all Insured Transactions with the same effect as if the Insured Transactions constituted a single master agreement. Notwithstanding Section 6(e) of this Agreement, the amount payable under Section 6(e) of this Agreement upon the termination of any Insured Transaction shall be determined without regard to any Transactions other than the Insured Transactions, it being the intention of the parties that their payment obligations under the Insured Transactions be treated separate and apart from all other Transactions unless otherwise specified in such other Transaction and agreed to in writing by MBIA.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement. MBIA shall not be considered an Affiliate of Capital One.

Part 5.  Other Provisions.

(a) ISDA Definitions. The definitions and provisions contained in the 2000 ISDA Definitions (the "Swap Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"), are incorporated into this Agreement by reference. For these purposes, all references in the Swap Definitions to a "Swap Transaction" without regard to any further amendment to the Swap Definitions subsequent to the date hereof shall be deemed to apply to each Insured Transaction of such type under this Agreement. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail.

(b) No Set-off or Counterclaim. In no event shall either Counterparty or Capital One be entitled to:

          (A) set-off its payment obligations in respect of an Insured Transaction against the payment obligations of the other party (whether by counterclaim or otherwise) if such obligations are not Insured Transactions, or

          (B) net the payment obligations of the other party that are not with respect to Insured Transactions against the payment obligations of such party under Insured Transactions,

          it being the intention of the parties that their payment obligations under Insured Transactions be treated separate and apart from all other obligations. Notwithstanding Section 6(e) of this Agreement, the amount payable under Section 6(e) of this Agreement upon the termination of any Insured Transaction shall be determined without regard to any obligation other than those under the Insured Transactions, it being the intention of the parties that their payment obligations under the Insured Transactions be treated separate and apart from all other obligations unless otherwise specified in such other obligation and agreed to in writing by MBIA.

(c) Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

     (i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communications (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

     (ii) Evaluation and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

     (iii) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

(d)  Additional Acknowledgments, Agreements and Representations.

     (i)   Each party acknowledges and agrees that:

           (A) this Agreement and each Transaction constitutes a "swap agreement" within the meaning of Commodity Futures Trading Commission ("CFTC") Regulations Section 35.1(b)(1) and the CFTC's Policy Statement Concerning Swap Transactions, 54 Fed. Reg. 30694 (July 21,
           1989);

           (B) neither this Agreement nor any Transaction is one of a fungible class of agreements that are standardized as to their material economic terms, within the meaning of CFTC Regulations Section 35.2(b), and the material economic terms of each Transaction are subject to individual negotiation; and

           (C) the creditworthiness of the other party was or will be a material consideration in entering into or determining the terms of this Agreement and each Transaction, including pricing, cost or credit enhancement terms of the Agreement or Transaction, within the meaning of CFTC Regulations Section 35.2(c).

     (ii) Each party represents and warrants to the other party (which representations will be deemed repeated on each date on which a Transaction is entered into) that:

           (A) it is an "eligible swap participant" within the meaning of CFTC Regulations Section 35.1(b)(2); and

           (B) it has entered into this Agreement and has or will enter into each Transaction in conjunction with its line of business (including financial intermediation services) or the financing of its business; and

(e) Forms. For purposes of Section 4(a)(iii) of this Agreement, the following shall be added immediately prior to the existing text:

           "upon learning that such form or document is required or"

(f)  Tax Event Upon Merger. The word "Indemnifiable" is hereby deleted from
     Section 5(b)(iii) the second time it appears therein.

(g) Waiver of Jury Trial. Each party hereby irrevocably waives any and all right to a trial by jury with respect to any legal proceeding arising out of or relating to this Agreement or any Transaction.

(h) Consent to Recording. Each party consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, agrees to notify (and, if required by law, to obtain the consent of) its officers and employees of such monitoring or recording, and agrees promptly to provide the other party a copy of such recordings upon request.

(i) Confirmations. Each Confirmation shall be substantially in the form of one of the Exhibits to the Definitions or in such other form as the parties and MBIA may agree upon.

(j) Change of Account. Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:-

     "to another account in the same legal and tax jurisdiction as the original account"

(k) Incorporation of Protocol Terms. The parties agree that the definitions and provisions contained in Annexes 1 to 5 and Section 6 of the EMU Protocol published by the International Swaps and Derivatives Association, Inc., on May 6, 1998 are incorporated into and apply to this Agreement. References in those definitions and provisions to any "ISDA Master Agreement" will be deemed to be references to this Agreement.

(l) No suspension of payments. Notwithstanding Section 2(a)(iii) of this Agreement, Counterparty shall not suspend any payments due under an Insured Transaction under Section 2(a)(iii) unless:

          (A) MBIA is in default in respect of any payment obligations under the Swap Policy; or

          (B) MBIA has not provided to Counterparty, in accordance with the terms of this Agreement, any ministerial notices (including, and limited to, wire instructions for payments) required by this Agreement to be provided by Capital One to Counterparty, which notices Capital One has failed to provide, and Counterparty has given three (3) Business Days' notice to MBIA of such failure.

(m) Collateral. If the long term senior unsecured debt rating of Counterparty from:

     (a)  S&P is withdrawn or suspended, or falls to or below "A+"; or

     (b)  Moody's is withdrawn, or suspended, or falls to or below "A1";

     Then Counterparty will, within 30 days, execute a Collateral Agreement with Capital One, MBIA, and a third-party collateral agent, on terms agreed upon by the parties.

(n) Representations and agreements. Each party agrees that each of its representations and agreements in this Agreement is expressly made to and for the benefit of MBIA.

(o) Third-party beneficiary. Counterparty and Capital One hereby each acknowledge and agree that MBIA shall be an express third-party beneficiary (and not merely an incidental third-party beneficiary) of this Agreement and the obligations of such party under any Insured Transaction, and as such, entitled to enforce the Agreement and the terms of any such Insured Transaction against such party on its own behalf and otherwise shall be afforded all remedies available hereunder or otherwise afforded by law against the parties hereto to redress any damage or loss incurred by MBIA including, but not limited to, fees (including professional fees), costs and expenses incurred by MBIA which are related to, or resulting from any breach by such party of its obligations hereunder.

(p) Policy coverage. Counterparty and Capital One hereby each acknowledge and agree that MBIA's obligation with respect to Insured Transactions shall be limited to the terms of the Swap Policy. Notwithstanding Section 2(e) or any other provision of this Agreement, MBIA shall not have any obligation to pay interest on any amount payable by Capital One under this Agreement.

(q) Subrogation. Counterparty and Capital One hereby acknowledge that to the extent of payments made by MBIA to Counterparty under the Swap Policy, MBIA shall be fully subrogated to the rights of Counterparty against Capital One under the Insured Transaction to which such payments relate, including, but not limited to, the right to receive payment from Capital One and the enforcement of any remedies. Counterparty hereby agrees to assign to MBIA its right to receive payment from Capital One under any Insured Transaction to the extent of any payment thereunder by MBIA to Counterparty. Capital One hereby acknowledges and consents to the assignment by Counterparty to MBIA of any rights and remedies that Counterparty has under any Insured Transaction or any other document executed in connection herewith.

(r) Expenses. Capital One agrees to reimburse MBIA immediately and unconditionally upon demand for all reasonable expenses incurred by MBIA in connection with the issuance of the Swap Policy and the enforcement by MBIA of Capital One's obligations under this Agreement and any other documents


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

     executed in connection with the execution and delivery of this Agreement, including, but not limited to, fees (including professional fees), costs and expenses incurred by MBIA which are related to, or resulting from any breach by Capital One of its obligations hereunder.

(s) Transfers/Assignments. Notwithstanding Section 7 of the Agreement, no Insured Transaction may be assigned by either Counterparty or Capital One without the prior written consent of MBIA. However Counterparty may make such an assignment to an affiliate of Counterparty without MBIA's prior written consent, if Counterparty (or the entity currently guaranteeing the obligations of Counterparty, if any) provides a guaranty of the Swap, as assigned, reasonably acceptable to MBIA. Any transfer, assignment, amendment, or waiver is subject to written confirmation from S&P that the rating on the Notes then outstanding will not be withdrawn, reduced, or suspended as a result of such transfer, assignment, amendment, or waiver.

(t) Amendments/Waivers. Section 9(b) of the Agreement is hereby amended by (A) adding the words "or any Credit Support Document" after the word "Agreement" in the second line thereof and (B) adding the phrase "and MBIA" following the words "parties" in the third line thereof.

(u) Notices. A copy of each notice or other communication between the parties with respect to this Agreement must be forwarded to MBIA.

(v) "Reference Market Makers." The definition of "Reference Market-makers" set forth in Section 14 of the Agreement shall be amended in its entirety to read as follows:

          "Reference Market-makers" means four (4) leading dealers in the relevant swap market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among dealers having an office in the same city. The rating classification assigned to any outstanding long-term senior debt securities issued by such dealers shall be at least (1) "Aa" or higher as determined by Moody's Investors Service Inc., (2) "AA" or higher as determined by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or (3) an equivalent investment grade rating determined by a nationally-recognized rating service acceptable to both parties, provided, however, that, in any case, if Market Quotations cannot be determined by four (4) such dealers, the party making the determination of the Market Quotation may designate, with the consent of the other party and MBIA, one (1) or more leading dealers whose long-term senior debt bears a lower investment grade rating.

(w) Non-Petition. Counterparty agrees that, prior to the date that is one year and one day after the payment in full of all amounts payable with respect to the Notes, it will not institute against the Owner Trustee or Capital One, or join any other Person in instituting against the Owner Trustee or Capital One, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any state of the United States. This Section 5(w) shall survive the termination of the Indenture.

(x) Limitation on Liability. Notwithstanding anything to the contrary contained in the Indenture, the obligations of the Owner Trustee on behalf of the Trust and the Seller (as defined in the Indenture) under the Indenture are solely the corporate obligations of the Owner Trustee on behalf of the Trust or the Seller, as applicable, and shall be payable by the Owner Trustee on behalf of the Trust or the Seller, as applicable, solely (a) from funds available pursuant to, and in accordance with the payment priorities set forth in Section 5.05 of the Indenture or (b) to the extent that it receives additional funds designated for such purposes or to the extent that it has additional funds available (other than funds described in the preceding clause (a)) that would be in excess of amounts that would be necessary to pay the debt and other obligations of the Owner Trustee on behalf of the Trust or the Seller, as applicable, incurred in accordance with its limited liability company agreement or other organizational documents and all


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

     financing documents to which it is a party as they come due. In addition, no amount owing by the Owner Trustee on behalf of the Trust or the Seller, as applicable, under the Indenture in excess of the liabilities that it is required to pay in accordance with the preceding sentence shall constitute a "claim" (as defined in Section 101(5) of the Bankruptcy Code) against it. No recourse shall be had for the payment of any amount owing hereunder or any other obligation of, or claim against, the Owner Trustee on behalf of the Trust or the Seller, as applicable, arising out of or based upon the Indenture against any member, partner, employee, officer, agent, director or authorized person of the Owner Trustee on behalf of the Trust or the Seller; provided, however, that the foregoing shall not relieve any such person, or entity of any liability they might otherwise have as a result of fraudulent actions of omissions taken by them nor shall the foregoing relieve any person of any liability expressly undertaken by such person under the Transaction Documents (as defined in the Indenture).

(y) Limitation of Liability. It is expressly understood and agreed by and between the parties hereto (i) that the Indenture is executed and delivered by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement (as defined in the Indenture) in the exercise of the power and authority conferred and vested in it as such Owner Trustee (ii) each of the representations, undertakings and agreements made herein by the Owner Trustee are not personal representations, undertakings and agreements of Wilmington Trust Company, but are binding only on the trust estate created pursuant to the Trust Agreement, (iii) nothing contained herein shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant of the Owner Trustee either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under any such party, and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expense of the Owner Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Trustee under this Indenture.


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

Please confirm your agreement to the terms of the foregoing Schedule by signing below.

                                       WILMINGTON TRUST COMPANY, not in its
                                       individual capacity but solely in its
     CREDIT SUISSE FIRST BOSTON        capacity as Owner Trustee for CAPITAL
           INTERNATIONAL                  ONE AUTO FINANCE TRUST 2001-B


By: /s/ Helen Wen                    By: ___________________________________
    ----------------------------         Name:
    Name:  Helen Wen                     Title:
    Title: Authorized Signatory



By: /s/ Keith McNally
    ----------------------------
    Name:  Keith McNally
    Title: Authorized Signatory


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